SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 8, 2005

Hanover Direct, Inc.

(Exact Name of Registrant as Specified in Charter)

1-12082

(Commission File Number)

Delaware	13-0853260

(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification Number)

1500 Harbor Boulevard
Weehawken, New Jersey	07086

(Address of Principal	(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code: (201) 863-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report.

     (a) On November 17, 2004, Hanover Direct, Inc. (the “Company”) reported that the Audit Committee of the Board of Directors of the Company was investigating matters previously disclosed by the Company relating to restatements of the Company’s financial statements and other accounting-related matters with the assistance of independent outside counsel. In a related matter, on February 3, 2005, the Company reported that its Common Stock was being delisted by the American Stock Exchange and that it had been notified by the Securities and Exchange Commission (“SEC”) that the SEC was conducting an informal inquiry relating to the Company’s financial results and financial reporting since 1998.

     The Audit Committee has concluded its investigation and, with the assistance of independent counsel, delivered its report to the Board of Directors. The Audit Committee, again with the assistance of independent counsel, is in the process of formulating recommendations to the Company and the Board of Directors concerning potential improvements in the Company’s internal controls and procedures for financial reporting, and the Board of Directors is committed to ensuring that such improvements are implemented in a timely manner.

     The Company is finishing the preparation of the restatements of its financial statements for the fiscal years ended December 25, 1999, December 30, 2000, December 29, 2001, December 28, 2002 and December 27, 2003 and the fiscal quarters ended March 29, 2003, June 28, 2003, September 27, 2003, March 27, 2004 and June 26, 2004. The Company is also working on completing its financial statements and Form 10-Q for the fiscal quarter ended September 25, 2004 and its financial statements and Form 10-K for the fiscal year ended December 25, 2004. The Company intends to work closely with its outside auditors to finalize these financial statements.

     At this time, the Company does not believe that it will be in a position to file its Form 10-K for the fiscal year ended December 25, 2004 on a timely basis. The Company intends to continue to cooperate with the SEC in connection with its informal inquiry concerning the Company’s financial results and financial reporting since 1998.

Section 5. Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) Effective March 8, 2005, Charles E. Blue, the Company’s Chief Financial Officer, resigned. Wayne P. Garten, the Company’s Chief Executive Officer, was appointed as the Company’s acting Chief Financial Officer until a replacement Chief Financial Officer is appointed by the Board of Directors. The Company anticipates that a new Chief Financial Officer will be appointed shortly.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1      Press Release, dated March 14, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER DIRECT, INC.

(Registrant)

March 14, 2005	By:	/s/ Wayne P. Garten

	Name:	Wayne P. Garten
	Title:	Chief Executive Officer and Acting Chief Financial Officer